UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Essex Property Trust, Inc.

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V69239-P22926-Z89146 ESSEX PROPERTY TRUST, INC. 1100 PARK PLACE, SUITE 200 SAN MATEO, CA 94403 ESSEX PROPERTY TRUST, INC. You invested in ESSEX PROPERTY TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 13, 2025. Vote Virtually at the Meeting* May 13, 2025 10:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/ESS2025 Get informed before you vote View the Notice and Proxy Statement and Annual Report/10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2025 Annual Meeting Vote by May 12, 2025 11:59 PM ET. For shares held in a Plan, vote by May 8, 2025 11:59 PM ET.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V69240-P22926-Z89146 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. John V. Arabia For 1b. Keith R. Guericke For 1c. Anne B. Gust For 1d. Maria R. Hawthorne For 1e. Amal M. Johnson For 1f. Mary Kasaris For 1g. Angela L. Kleiman For 1h. Irving F. Lyons, III For 1i. George M. Marcus For 2. Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2025. For 3. Advisory vote to approve the Company’s named executive officer compensation. For NOTE: Also includes authorization to vote upon such other business as may properly come before the meeting and any postponement or adjournment thereof.